================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

Seligman Growth Fund had a very strong third quarter as it outpaced the Standard & Poor's 500 Composite Stock Price Index for the three months and nine months ended September 30, 1996. Specific performance information and a discussion with your Portfolio Manager about the past three months begin on page 2.

     In the third quarter of 1996, the economy continued to grow at a healthy pace with few inflationary repercussions and no action from the Federal Reserve Board to alter interest rates. Reports issued in September reflected the economy's health, showing improvement in production, new home sales, wages, and spending.

     With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference Board rose 25% above its January 1996 level.

     Despite the Fed's unchanging position on interest rates in the third quarter, the apprehension surrounding each Fed meeting continued to have a significant influence on the financial markets. In the equity markets, July was marked by a correction, August by a recovery, and September by a series of record-breaking highs. Continuing the year's trend, the bond markets rose or fell with the release of each new economic report. Following the Fed's September 24 decision to maintain the current fed funds rate, the yield on the 30-year Treasury bond declined modestly. For the remainder of the month, the yield ranged from 6.89% to 6.98%, ending the quarter at 6.92%.

     Going forward, we foresee continued, albeit moderate, economic growth and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

     As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.

     We thank you for your continued interest in Seligman Growth Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/s/William Morris
-----------------
William C. Morris
Chairman

                                               /s/ Brian T. Zino
                                               -----------------
                                                   Brian T. Zino
                                                       President


October 30, 1996


--------------------------------------------------------------------------------
Important Telephone Numbers
---------------------------
SHAREHOLDER
SERVICES
(800) 221-2450

RETIREMENT PLAN
SERVICES
(800) 445-1777

24-HOUR AUTOMATED
TELEPHONE ACCESS SERVICE
(800) 622-4597

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

-------------------
|                  |
|                  |
|     [PHOTO}      |
|                  |
|                  |
-------------------
 Louis D. Muzzatti



HOW DID SELIGMAN GROWTH FUND PERFORM IN THE PAST THREE MONTHS?

Seligman Growth Fund had another strong quarter, outpacing the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Additionally, the Fund outpaced the S&P 500 for the nine months ended September 30, 1996.


WHAT ECONOMIC FACTORS AFFECTED SELIGMAN GROWTH FUND IN THE QUARTER?

Continued strength in employment figures seemed to indicate an accelerating economy and prompted fears of an interest rate hike by the Federal Reserve Board. Despite ongoing speculation regarding possible Fed action, the quarter's relatively stable interest rates and the wide differential between short-term and long-term interest rates improved the performance of the Fund's bank stocks. Further, the uncertainty over the direction of the economy caused some investors to seek a "safe haven" in defensive, stable issues such as pharmaceutical companies that have consistent dividend histories and strong long-term prospects. On the other hand, sluggish consumer spending led to poor results for certain retailers and leisure-related stocks in the portfolio.


WHAT MARKET EVENTS  INFLUENCED  THE FUND IN THE PAST  THREE  MONTHS?

Market volatility in smaller, more speculative stocks resulted in a flight to high-quality, large-capitalization stocks, which improved the Fund's performance. Overall, we reduced, and in some cases eliminated, our positions in companies whose earnings growth prospects did not display an acceptable level of future potential.

     Generally, health care was a strong sector in the third quarter. We shifted assets to reduce the Fund's HMO positions and increase its holdings in pharmaceutical companies. By the end of the quarter, however, higher valuations enabled us to take profits by reducing the Fund's positions in Amgen and Johnson & Johnson. The Fund's exposure to technology also improved its performance. Solid earnings reports from premier technology companies including Intel, Microsoft, and Cisco Systems propelled the sector's third quarter performance. Additionally, interest rate-sensitive financial stocks rounded out the portfolio's best performing holdings for the quarter, as they benefited from the environment of stable interest rates and low inflation.

     Finally, the broad weakness of consumer-related issues in July was taken as a buying opportunity, and we selectively increased the Fund's exposure to companies with positive earnings growth potential such as Liz Claiborne. Conversely, poor earnings results at a number of major companies such as PepsiCo and United Healthcare dampened your Fund's performance somewhat.


WHAT WAS YOUR INVESTMENT  STRATEGY THIS QUARTER?

We continued to focus on high-quality growth stocks that have stable earnings and are selling at attractive valuations. We swapped richly valued positions for more attractively valued stocks by maintaining a large exposure to the key areas of finance, health care, and technology, all of which had rewarding third quarters.


WHAT IS YOUR OUTLOOK FOR THE FUND?

High-quality growth stocks performed very well this quarter. The present environment of stable interest rates and low inflation represents an attractive environment for growth stocks and for Seligman Growth Fund. We believe the Fund's long-term prospects are good, as the companies in the portfolio are attractively valued and have excellent long-term growth potential.

================================================================================
SELIGMAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1996


                                                                                               AVERAGE ANNUAL
                                                                             -------------------------------------------------------
                               CLASS B                                                                                    CLASS D
                                SINCE                                                                                      SINCE
                              INCEPTION          THREE         NINE            ONE          FIVE           10            INCEPTION
                               4/22/96          MONTHS        MONTHS          YEAR          YEARS         YEARS           5/3/93
                           --------------     ----------    ----------       -------       -------       -------      --------------


CLASS A
With Sales Charge                n/a           (0.98)%         10.95%         15.34%        12.09%         13.00%            n/a
Without Sales Charge             n/a            3.93           16.48          21.10         13.19          13.56             n/a

CLASS B
With 5% CDSL                    2.48%          (1.21)            n/a            n/a           n/a            n/a             n/a
Without CDSL                    7.48            3.79             n/a            n/a           n/a            n/a             n/a

CLASS D
With 1% CDSL                     n/a            2.79           14.93          19.09           n/a            n/a             n/a
Without CDSL                     n/a            3.79           15.93          20.09           n/a            n/a           13.62%
S&P 500**                       6.15+           3.09           13.50          20.33         15.23          14.95           16.99++




NET ASSET VALUE
                                  SEPTEMBER 30, 1996           JUNE 30, 1996            MARCH 31, 1996           DECEMBER 31, 1995
                                 --------------------         --------------           ----------------        --------------------
CLASS A                                 $6.08                      $5.85                      $5.58                   $5.22
CLASS B                                  5.75                       5.54                       5.35+++                  n/a
CLASS D                                  5.75                       5.54                       5.29                    4.96

CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                CAPITAL GAIN
                               ---------------------------------------------
                                  REALIZED                     UNREALIZED(o)
                                  --------                     ------------
CLASS A                            $0.306                        $1.852
CLASS B                             0.306                         1.852
CLASS D                             0.306                         1.852




--------------------------------------------------------------------------------
     * Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** The S&P 500 is an unmanaged index that assumes reinvestment of estimated dividends, and does not reflect fees and expenses. Investors may not invest directly in an index.
   + From April 30, 1996.
  ++ From April 30, 1993.
 +++ As of April 22, 1996.
 (o) Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 1996.

================================================================================
SELIGMAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
DURING PAST THREE MONTHS
                                                     SHARES
                                           ---------------------------
                                                            HOLDINGS
ADDITIONS                                   INCREASE         9/30/96
---------                                  -----------     -----------
Eli Lilly............................        100,000          100,000
HFS..................................         40,000          155,000
Honeywell............................         50,000           50,000
Liz Claiborne........................         50,000          250,000
Oakley...............................         70,000           70,000
Pharmacia & Upjohn...................        170,000          170,000
Sandoz...............................          2,000            2,000
Sol Melia............................         70,000           70,000
Telefonica Del Peru..................        100,000          100,000
Valeo................................         37,000           37,000


                                                     SHARES
                                           ---------------------------
                                                            HOLDINGS
REDUCTIONS                                  DECREASE         9/30/96
----------                                 -----------     -----------
Circus Circus Enterprises............         50,000          250,000
Columbia/HCA Healthcare..............         50,000          200,000
Disney, Walt.........................         35,800           64,200
Duracell International...............         50,000               --
Genzyme..............................        150,000(1)            --
Johnson & Johnson....................         75,000          175,000
LVMH (Louis Vuitton,
  Moet-Hennessy).....................         10,000               --
Oxford Health Plans..................        150,000           50,000
PacifiCare Health Systems
  (Class B)..........................        150,000               --
Scientific-Atlanta...................        300,000               --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 75,000 shares received as a result of a 2-for-1 stock split.




MAJOR PORTFOLIO HOLDINGS
AT SEPTEMBER 30, 1996


SECURITY                                                          VALUE
--------                                                       ----------
First Data............................................        $18,365,625
American International Group..........................         15,112,500
Intel.................................................         14,315,625
Boeing................................................         14,175,000
Pfizer................................................         13,846,875
Electronic Data Systems...............................         13,809,375
General Electric......................................         13,650,000
Microsoft.............................................         13,181,250
Gillette..............................................         12,621,875
Cisco Systems.........................................         12,412,500


MAJOR SECTORS
AT SEPTEMBER 30, 1996

[This table represents a pie chart in the printed piece.]



Financial Services ...................  15.5%
Drugs and Health Care ................  15.0%
Business Services ....................  12.6%
Technology ...........................  11.5%
Leisure and Entertainment ............   8.6%
Retail Trade .........................   6.5%
Consumer Goods and Services ..........   6.4%
Telecommunications ...................   4.7%
Industrial Equipment .................   4.5%
Automotive and Related ...............   2.7%
Chemicals ............................   2.4%
Other ................................   9.6%

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)                          September 30, 1996
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                                 --------          -------
COMMON STOCKS  97.6%

AEROSPACE  2.1%
Boeing..................................         150,000        $ 14,175,000
                                                               -------------
AUTOMOTIVE AND
    RELATED  2.7%
Autoliv (ADRs)+*........................          55,000           2,392,500
Echlin..................................         163,000           5,114,125
Harley-Davidson.........................         200,000           8,600,000
Valeo...................................          37,000           2,041,384
                                                               -------------
                                                                  18,148,009
                                                               -------------
BUSINESS SERVICES  12.6%
Alco Standard...........................         175,000           8,728,125
Electronic Data Systems.................         225,000          13,809,375
First Data..............................         225,000          18,365,625
HFS*....................................         155,000          10,365,625
Interpublic Group of Companies..........         250,000          11,812,500
Reynolds & Reynolds (Class A)...........         400,000          10,450,000
SunGard Data Systems*...................         250,000          11,312,500
                                                               -------------
                                                                  84,843,750
                                                               -------------
CHEMICALS  2.4%
Air Products & Chemicals................         150,000           8,737,500
Bayer ..................................          80,000           2,923,112
Engelhard...............................         200,000           4,600,000
                                                               -------------
                                                                  16,260,612
                                                               -------------
CONSUMER GOODS AND
    SERVICES  6.4%
Adidas .................................          32,000           2,916,817
Coca-Cola...............................         200,000          10,175,000
Gillette................................         175,000          12,621,875
Mattel..................................         218,750           5,660,156
Oakley..................................          70,000           2,975,000
PepsiCo.................................         300,000           8,475,000
                                                               -------------
                                                                  42,823,848
                                                               -------------
DRUGS AND HEALTH
    CARE  15.0%
Amgen*..................................         170,000          10,741,875
Columbia/HCA Healthcare.................         200,000          11,375,000
Eli Lilly...............................         100,000           6,450,000
Guidant.................................         100,000           5,525,000
Johnson & Johnson.......................         175,000           8,968,750
Medtronic...............................         150,000           9,618,750
Merck ..................................         100,000           7,037,500
Oxford Health Plans*....................          50,000           2,490,625
Pfizer..................................         175,000          13,846,875
Pharmacia & Upjohn......................         170,000           7,012,500
Roussel-UCLAF...........................           5,000           1,205,508
Sandoz..................................           2,000           2,401,914
Schering-Plough.........................         100,000           6,150,000
United Healthcare.......................         200,000           8,325,000
                                                               -------------
                                                                 101,149,297
                                                               -------------
ENERGY  0.2%
Huaneng Power International
   (ADRs)*..............................         100,500           1,670,813
                                                               -------------
FINANCIAL SERVICES  15.5%
American International Group............         150,000          15,112,500
Citicorp................................         100,000           9,062,500
Federal National Mortgage
   Association..........................         300,000          10,462,500
General Re..............................          75,000          10,631,250
Green Tree Financial....................         300,000          11,775,000
ING Groep...............................          87,396           2,728,730
MBNA....................................         150,000           5,212,500
MGIC Investment.........................         150,000          10,106,250
Norwest.................................         250,000          10,218,750
SunAmerica..............................         225,000           7,762,500
UTD Overseas Bank.......................         228,000           2,218,466
Wells Fargo.............................          35,000           9,100,000
                                                               -------------
                                                                 104,390,946
                                                               -------------
INDUSTRIAL EQUIPMENT  4.5%
ABB ....................................           2,350           2,874,721
FKI Babcock.............................         875,000           2,801,714
General Electric........................         150,000          13,650,000
Honeywell...............................          50,000           3,156,250
Illinois Tool Works.....................          75,000           5,409,375
Keyence ................................          20,000           2,478,560
                                                               -------------
                                                                  30,370,620
                                                               -------------
LEISURE AND
    ENTERTAINMENT  8.6%
Accor ..................................           7,241             894,643
Capital Radio...........................         200,000           1,875,768
Circus Circus Enterprises*..............         250,000           8,843,750
Disney, Walt............................          64,200           4,068,675
Granada Group...........................         230,000           3,084,449
Hilton Hotels...........................         260,000           7,377,500
Mirage Resorts*.........................         360,000           9,225,000
Sol Melia...............................          70,000           1,800,809
Sun International Hotels................         150,000           7,687,500
Viacom (Class B)........................         275,000           9,762,500
WPP Group...............................         850,000           3,120,931
                                                               -------------
                                                                  57,741,525
                                                               -------------
------------------------
See footnotes on page 6.

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------


                                                SHARES              VALUE
                                             ------------          -------
PRINTING AND
PUBLISHING  0.4%
Elsevier................................         180,000         $ 2,978,425
                                                                ------------
RETAIL TRADE  6.5%
Consolidated Stores*....................         200,000           8,000,000
Eckerd*.................................         200,000           5,600,000
Home Depot..............................         180,000          10,237,500
Liz Claiborne...........................         250,000           9,312,500
Nordstrom...............................         125,000           4,757,812
Office Depot*...........................         150,000           3,543,750
Schimachu...............................          70,000           1,992,726
                                                                ------------
                                                                  43,444,288
                                                                ------------
STEEL  0.8%
Nucor...................................         100,000           5,075,000
                                                                ------------
TECHNOLOGY  11.5%
Cisco Systems*..........................         200,000          12,412,500
Hewlett-Packard.........................         150,000           7,312,500
Informix................................         150,000           4,190,625
Intel...................................         150,000          14,315,625
Microsoft*..............................         100,000          13,181,250
Secom...................................          35,000           2,215,886
Sterling Software.......................         100,000           7,637,500
3Com*...................................         100,000           6,006,250
Xerox...................................         195,000          10,456,875
                                                                ------------
                                                                  77,729,011
                                                                ------------
TELECOMMUNICATIONS  4.7%
American Portable
   Telecommunications...................         150,000           1,490,625
American Telephone &
   Telegraph............................         150,000           7,837,500
Century Telephone Enterprises...........         125,000           4,296,875
L.M. Ericsson (Series B)................         100,000           2,519,253
Motorola................................         100,000           5,162,500
Nera (ADSs).............................          45,000           1,524,375
Telefonica Del Peru.....................         100,000           2,287,500
WorldCom*...............................         300,000           6,450,000
                                                                ------------
                                                                  31,568,628
                                                                ------------
                                               SHARES OR
                                               PRIN. AMT.
                                             ------------
TOBACCO  1.7%
Philip Morris...........................         125,000shs.      11,218,750
                                                                ------------
MISCELLANEOUS  2.0%
HIS.....................................          45,000           2,655,022
Tyco International......................         250,000          10,781,250
                                                                ------------
                                                                  13,436,272
                                                                ------------
TOTAL COMMON STOCKS
   (Cost $451,639,322)..................                         657,024,794
                                                                ------------
CONVERTIBLE BONDS  0.1%
   (Cost $753,837)
ELECTRONICS  0.1%
United Micro Electronics
   11/4%, 6/8/2004......................        $430,000             525,138
                                                                ------------
SHORT-TERM
    HOLDINGS  1.7%
   (Cost $11,600,000) ..................                          11,600,000
                                                                ------------
TOTAL INVESTMENTS  99.4%
   (Cost $463,993,159)..............................             669,149,932
OTHER ASSETS LESS
    LIABILITIES  0.6% ..............................               3,911,655
                                                                ------------
NET ASSETS  100.0% .................................            $673,061,587
                                                                ============
-----------------------
+ Rule 144A security.
* Non-income producing security.

Note: Investments in stocks and bonds are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less valued at amortized cost.

6